AEGON/TRANSAMERICA SERIES FUND, INC. (“ATSF”)

GE U.S. EQUITY, ALGER AGGRESSIVE GROWTH AND DREYFUS SMALL CAP VALUE

Supplement dated January 13, 2004 to Prospectus dated May 1, 2003, as previously supplemented

Please retain this supplement for reference.

At a recent meeting of the Board of Directors (the “Board”) of ATSF, the following changes to the ATSF investment options were approved:

Fund Reorganizations (these changes are subject to policyowner approval at special meetings that will be held for that purpose):

GE U.S. Equity will merge with Great Companies — AmericaSM, effective the close of business on April 30, 2004. The investment objective of both Great Companies — AmericaSM and GE U.S. Equity is long-term growth of capital. Great Companies — AmericaSM seeks to achieve its objective by investing principally in common stocks of large, established, U.S. based companies. Great Companies, L.L.C. is the sub-adviser to Great Companies — AmericaSM. If the merger is approved, the management fees will be reduced to 0.775% of the portfolio’s average daily net assets up to $250 million; and 0.75% of assets over $250 million. The scheduled policyowner meeting is April 14, 2004.

Alger Aggressive Growth will merge with Transamerica Equity, effective the close of business on April 30, 2004. The investment objective of Transamerica Equity is to maximize long-term growth; the investment objective of Alger Aggressive Growth is long-term capital appreciation. Transamerica Equity seeks to achieve its objective by investing principally in a diversified selection of domestic equity securities of growth companies of any size. Transamerica Investment Management, LLC is the sub-adviser to Transamerica Equity. If the merger is approved, the management fees will be revised to include a breakpoint as follows: 0.75% of the portfolio’s average daily net assets up to $1 billion; and 0.725% of assets over $1 billion. The scheduled policyowner meeting is April 14, 2004.

Fund Restructurings:

Dreyfus Small Cap Value will be restructured as Transamerica Small/Mid Cap Value, effective the close of business on April 30, 2004. The restructuring will include: 1) a sub-adviser change from The Dreyfus Corporation to Transamerica Investment Management, LLC; 2) a name change of the portfolio from Dreyfus Small Cap Value to Transamerica Small/Mid Cap Value; and 3) a change of investment objective from “seeks capital growth” to “seeks to maximize total return.” The change of sub-adviser is subject to approval by policyowners at a special meeting to be held on April 14, 2004. If the new sub-advisory agreement is approved, the management fees will be revised to include a breakpoint as follows: 0.80% of the portfolio’s average daily net assets up to $500 million; and 0.775% of assets over $500 million.